UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
March 21, 2023
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Phreesia, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38977 (Commission File Number)	20-2275479 (I.R.S. Employer Identification Number)
1521 Concord Pike, Suite 301 PMB 221
Wilmington, Delaware 19803
(Address of principal executive offices and zip code)

(888) 654-7473
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chief Financial Officer Transition

On March 21, 2023, the Board of Directors of Phreesia, Inc. (the “Company”) appointed Balaji Gandhi, age 49, as the Chief Financial Officer of the Company, with an effective date of March 24, 2023. Mr. Gandhi succeeds Randy Rasmussen, who will be stepping down from the CFO role on March 24, 2023. Mr. Rasmussen, who has served as CFO since 2021, will serve as a strategic advisor to the Company for a period after the transition.

Mr. Gandhi joined the Company in July 2019, first serving as Vice President, Investor Relations from July 2019 to January 2021 and most recently as SVP, Investor Relations of the Company. From July 2017 until June 2019, he served as Chief Financial Officer of Madaket Inc., a cloud-based healthcare SaaS company. He received his bachelor’s degree from the University of Rochester and received his Master of Health Services Administration, Health Policy Analysis from The George Washington University.
There are no arrangements or understandings between Mr. Gandhi and any other persons pursuant to which he was appointed as the Chief Financial Officer of the Company. There are no family relationships between Mr. Gandhi and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Gandhi pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing the Chief Financial Officer transition is attached hereto as Exhibit 99.1.

Employment Agreement

On March 21, 2023, the Company entered into a second amended and restated employment agreement with Mr. Gandhi (the “Employment Agreement”), with an effective date of March 24, 2023. Capitalized terms not otherwise defined in this Form 8-K shall have the meanings set forth in the Employment Agreement.

Pursuant to the Employment Agreement, Mr. Gandhi will receive a base salary of $400,000 per year and is eligible to receive an annual bonus with a target opportunity equal to $300,000.

Pursuant to the Employment Agreement, if Mr. Gandhi’s employment is terminated by the Company without Cause or if he terminates his employment for Good Reason, Mr. Gandhi will receive 12 months of his base salary, his prorated bonus for the year of termination based on actual performance, acceleration of all unvested time-based stock options and stock-based awards (the “Time-Based Equity Awards”) that would vest in the 12-month period following the date of termination, and, subject to his election to receive COBRA benefits and his copayment of premium amounts at the active employee rate, up to 12 months of COBRA benefits. The receipt of any such payments and benefits are all subject to execution and non-revocation by Mr. Gandhi of a separation agreement and release in a form and manner satisfactory to the Company.

Under the Employment Agreement, 50% of the Time-Based Equity Awards will accelerate and become exercisable upon a Change in Control, and the remaining unvested Time-Based Equity Awards will accelerate and become exercisable on the first anniversary of the Change in Control, subject to Mr. Gandhi’s continued service through such date. In addition, if Mr. Gandhi is terminated within 24 months following a Change in Control, all remaining Time-Based Equity Awards shall accelerate and become exercisable upon termination and, in lieu of the severance payments and benefits described in the preceding paragraph, Mr. Gandhi will be entitled to receive (A) one and one-half times the sum of his base salary and target bonus for the then-current year, (B) a prorated target bonus for the year in which termination occurs, and, (C) subject to his election to receive COBRA benefits and his copayment of premiums amounts at the active employee rate, up to 18 months of COBRA benefits. The receipt of such payments and benefits are all subject to execution and non-revocation by Mr. Gandhi of a separation agreement and release in a form and manner satisfactory to the Company.

The foregoing description is qualified in its entirety by reference to the full text of the Employment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Appointment of Principal Accounting Officer

On March 21, 2023, the Board of Directors of the Company approved the appointment of Janet Gunzburg, age 57, as Principal Accounting Officer, effective March 24, 2023. Ms. Gunzburg has served as VP, Controller of the Company since January 2020. From October 2018 to July 2019, she served as VP of Financial Planning and Analysis at Comtech Technologies, a global technology company providing network solutions. Prior to that from July 2015 to November 2017, she served as VP, Controller at Bankrate, Inc., a publisher, aggregator and distributor of personal finance content on the Internet, until its sale. She holds a Bachelor of Science degree in Accounting and Business Economics from the State University of New York College at Oneonta and holds an active license in Public Accounting—New York State Certification.

There are no arrangements or understandings between Ms. Gunzburg and any other persons pursuant to which she was appointed as the Principal Accounting Officer of the Company. There are no family relationships between Ms. Gunzburg and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Ms. Gunzburg pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
10.1	Second Amended and Restated Employment Agreement between Phreesia, Inc. and Balaji Gandhi, effective March 24, 2023.
99.1	Press release, dated March 22, 2023 by Phreesia, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2023	Phreesia, Inc.

	By:	/s/ Chaim Indig
	Name:	Chaim Indig
	Title:	Chief Executive Officer